January 15, 2013

CAPITAL MANAGEMENT MID-CAP FUND
Institutional Shares (Ticker CMEIX), Investor Shares (Ticker CMCIX)

CAPITAL MANAGEMENT SMALL-CAP FUND
Institutional Shares (Ticker CMSSX), Investor Shares (Ticker CMSVX)

EACH A SERIES OF THE CAPITAL MANAGEMENT INVESTMENT TRUST

Supplement to Statements of Additional Information dated March 30, 2012

This supplement updates certain information contained in the Statements of Additional Information (each, an “SAI”) of Capital Management Mid-Cap Fund and Capital Management Small-Cap Fund (individually a “Fund”, collectively the “Funds”).  You may obtain copies of the Prospectuses and the Statements of Additional Information of the Funds free of charge upon request by calling toll-free 1-888-626-3863 or writing the Funds c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090-1904.

The section of each Fund’s SAI captioned “Other Investment Policies” is amended to include the following new paragraph, immediately prior to the paragraph captioned “Temporary Defensive Positions”:

“Commodity Exchange Act Matters. To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission, it intends to so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.”

For further information, please contact the Funds toll-free at 1-888-626-3863.

Investors Should Retain This Supplement for Future Reference